                                                                      EXHIBIT 1
                                                                          DRAFT


                       ESMOR CORRECTIONAL SERVICES, INC.

                               2,450,000 SHARES*
                                  COMMON STOCK

                                ($.01 PAR VALUE)


                             UNDERWRITING AGREEMENT


                                                              ____________, 1996
STEPHENS INC.
J.C. BRADFORD & CO.
As Representatives of the several
Underwriters named in Schedule I hereto.
c/o Stephens Inc.
111 Center Street
Little Rock, Arkansas  72201

Gentlemen:

     Esmor Correctional Services, Inc., a Delaware corporation (the "Company"), together with the Company's stockholders named on the signature page hereof (collectively, the "Stockholders") confirm their agreement with the several underwriters (the "Underwriters") for whom you are acting as representatives (the "Representatives") for the Company and the Stockholders to issue and sell 2,000,000 shares and 450,000 shares, respectively, of the Company's common stock, par value $.01 per share (the "Underwritten Shares") to the Underwriters. The Company's common stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned.

     For the sole purpose of covering over-allotments in connection with the sale of the Underwritten Shares, the Company shall grant to the Underwriters the option (the "Option") described in Section 2 hereof to purchase all or any part of 367,500 shares of common stock (the "Option Shares") owned by it. The Underwritten Shares and the Option Shares purchased pursuant to this Underwriting Agreement (this "Agreement") are herein called the "Shares" and the proposed offering of the Shares by the Underwriters is hereinafter referred to as the "Public Offering."


- --------------------

*Plus up to 367,500 additional shares of common stock to cover over-allotments.



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     The Company has filed with the Securities and Exchange Commission (the
"Commission"), pursuant to the Securities Act of 1933, as amended (the "Act"), and published rules and regulations adopted by the Commission under the Act (the "Rules"), a registration statement on Form S-1 ("Form S-1") (File No. 333-_______), including a Preliminary Prospectus, relating to the Shares, and such amendments to such registration statement as may have been filed with the Commission to the date of this Agreement. The Company will next file with the Commission one of the following: (A) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus, (B) after effectiveness of such registration statement, a Term Sheet (if required by Rule 434) relating to the Shares that shall identify the Preliminary Prospectus that it supplements, and/or an Integrated Prospectus, in either case in accordance with Rules 434, 430A and 424(b), (C) after effectiveness of such registration statement (if the Company does not rely on Rule 434), a final prospectus in accordance with Rules 430A and 424(b). The Company has furnished to the Representatives copies of such registration statement, each amendment to it filed by the Company with the Commission, each Preliminary Prospectus and Integrated Prospectus filed by the Company with the Commission. The registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A, is called the "Registration Statement." The term "Preliminary Prospectus" means any Preliminary Prospectus (as referred to in Rule 430 or Rule 430A of the Rules) included at any time as a part of the registration statement. The term "Integrated Prospectus" means a prospectus relating to the
Shares that is first filed pursuant to Rules 434(c)(2) and 424(b).   The term
"Prospectus" means (1) if the Company relies on Rule 434 in connection with the offering of the Shares, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b) (7) after the date hereof; (2) if the Company does not rely on Rule 434, the prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the date hereof; or (3) if the Company does not so rely on Rule 434 and no filing pursuant to Rule 424(b) is required, the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date. The term "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434.

     Any reference herein to the Registration Statement, any Preliminary Prospectus, any Integrated Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein on or before the Effective Date or the date of such Preliminary Prospectus, Integrated Prospectus or the Prospectus, as the case may be.

     As the Representatives, you have advised the Company and the Stockholders that (a) you are authorized to enter into this Agreement on behalf of the several Underwriters and (b) the Underwriters are willing, acting severally and not jointly, to purchase the amounts of the Underwritten Shares set forth opposite their respective name in Schedule I hereto, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment Option in whole or in part for the accounts of the several Underwriters.




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     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the Company, the Stockholders and the Underwriters hereby agree as follows:

           1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY AND THE STOCKHOLDERS

     (a) The Company represents and warrants to, and agrees with, each Underwriter as follows:

          (i) The Company has been duly organized, is in compliance with its Certificate of Incorporation, and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own its properties and conduct its business as described in any Integrated Prospectus and the Prospectus. Each significant subsidiary (as defined by the Act) of the Company (each a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation, in good standing under the laws of the jurisdiction of its organization, with full power and authority (corporate and other) to own or lease its properties, and conduct its business. The Company and the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of its business or the ownership or lease of its properties requires such qualifications. The Company owns all of the outstanding capital stock of its subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

          (ii) The outstanding shares of common stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Shares are duly and validly authorized, and, if not now issued, when issued and paid for as contemplated herein, will be fully paid and non-assessable. There are no preemptive or other restrictive rights to subscribe for or to purchase, or any restriction upon the voting or transfer of any class of the Company's common stock pursuant to the Company's Certificate of Incorporation, Bylaws, or other governing documents or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of any class of the Company's capital stock. The Shares have been approved for quotation on The Nasdaq National Market System (the "NMS"), subject to official notice of issuance.

          (iii) The Shares conform with the statements concerning them in any Integrated Prospectus and the Prospectus. As of the Closing Date (as defined below) and any Option Closing Date (as defined below), if applicable, the Company will have the authorized capitalization set forth under the caption "Use of Proceeds," "Capitalization"




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


     and "Description of Capital Stock" in any Integrated Prospectus and the Prospectus. No further corporate approval or authority on behalf of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in any Preliminary Prospectus, Integrated Prospectus or the Prospectus, and any amendments and supplement thereto, accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

          (iv) Any Preliminary Prospectus, Integrated Prospectus, the Prospectus and the Registration Statement have been carefully prepared by the Company in conformity with the requirements of the Act and the Rules, including Form S-1. The Company meets the requirements of, and is entitled to use, Form S-1 for the Public Offering. The Registration Statement has been filed with the Commission pursuant to the Act.

          (v) Neither the Commission nor any other agency, body, authority, court or arbitrator of competent jurisdiction has, by order or otherwise, prohibited or suspended the use of any Preliminary Prospectus, Integrated Prospectus or the Prospectus relating to the proposed offering of the Shares or instituted proceedings for that purpose. The Registration Statement, the Prospectus, any Integrated Prospectus and any Preliminary Prospectus and any amendments or supplements thereto at the time they became or become effective or were filed or are filed with the Commission contained or will contain all statements which are required to be stated therein by, and in all material respects conformed or will conform to the requirements of, the Act and the Rules. Neither the Registration Statement, Integrated Prospectus nor any Preliminary Prospectus nor any amendment thereto, and neither the Prospectus nor any supplement thereto, as of its date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Stockholders make any representations or warranties as to information contained in or omitted from the Registration Statement or any Preliminary Prospectus or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, expressly for use in the preparation thereof as hereinafter set forth in Section 13.

          (vi) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, present fairly the consolidated financial position and the results of operations and changes in financial conditions of the Company and the Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied



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     throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The Summary Consolidated Financial Information and the Selected Consolidated Financial Data included in the Prospectus and any Integrated Prospectus present fairly in accordance with GAAP the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements from which they were derived. The Company and its Subsidiaries have maintained and will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit the preparation of the Company's consolidated financial statements and to maintain accountability for the assets of the Company, (C) access to the assets of the Company and the Subsidiaries is permitted only in accordance with management's authorization, and (D) the recorded accounts of the assets of the Company and the Subsidiaries are compared with existing assets at reasonable intervals.

          (vii) Except as is disclosed in the Prospectus or any Integrated Prospectus, there is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any of their respective officers or any of their properties, assets or rights before any court or administrative or governmental agency or other body which might (A) result in any material adverse change in the condition (financial or otherwise), or in the earnings, business, affairs, properties, business prospects or results of operations of the Company or its Subsidiaries ("Material Adverse Change" or "Material Adverse Effect," as the case may be), whether or not arising in the ordinary course of business, (B) affect the performance of this Agreement or the consummation of the transactions herein contemplated, except as disclosed in the Prospectus or any Integrated Prospectus, and for which the Company maintains a reserve in an amount which it believes is adequate to cover potential liabilities, or (C) be required to be disclosed in the Registration Statement.

          (viii) The Company and each of its Subsidiaries is not in violation of any law, ordinance, governmental rule or regulation or court decree to which they may be subject which violation might have a Material Adverse Effect.

          (ix) The Company and its Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements hereinabove described or as described in the Prospectus and any Integrated Prospectus as being owned by them, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those securing indebtedness described in such financial statements or as described in the Prospectus and any Integrated Prospectus or which do not materially affect the present or proposed use of such properties or assets. The Company and its Subsidiaries occupy their leased properties under valid, subsisting and binding leases with only such exceptions as in the aggregate are not material and do not interfere with the conduct of the business of




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     the Company and its Subsidiaries.  There exists no default under the provisions of any lease, contract or other obligation to which the Company is a party which may result in a Material Adverse Change.

          (x) The Company and its Subsidiaries have filed all Federal, State and other tax returns and reports which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted against the Company or any of its Subsidiaries that might have a Material Adverse Effect (as defined herein). All material tax liabilities are adequately provided for on the books of the Company and its Subsidiaries.

          (xi) Since the respective dates as of which information is given in the Registration Statement, any Integrated prospectus and the Prospectus, as they may be amended or supplemented, (A) there has not been any Material Adverse Change nor is any such change threatened, (B) there has not been any transaction entered into by the Company or its Subsidiaries that is material to the earnings, business, affairs, properties, business prospects or operations of the Company or its Subsidiaries, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, any Integrated Prospectus and the Prospectus, as they may be amended or supplemented,
     (C) there has not been any material change in the capital stock, long term debt or material liabilities of the Company or its Subsidiaries. Neither the Company nor any Subsidiary has any material contingent obligations or liabilities which are not disclosed in the Registration Statement, any Integrated Prospectus and the Prospectus, and (D) there has not been any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries.

          (xii) The filing of the Registration Statement, any Integrated Prospectus and related Prospectus and the execution and delivery of this Agreement have been duly authorized by the Board of Directors of the Company; this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally and by general principles of equity. The Company is not in breach or violation of or default under any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which it is a party or by which it or any of its properties is bound and which breach, violation or default is of material significance in respect of the condition (financial or otherwise), earnings, business, affairs, properties, business prospects or results of operations of the Company. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach or violation of any of the material terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease, contract, note or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Company's or any Subsidiary's Certificate of Incorporation or by-laws



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


     or any law, decree, order, rule, writ, injunction or regulation applicable to the Company or any Subsidiary of a court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

          (xiii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and performance of its obligations hereunder (except such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

          (xiv) The Company and each Subsidiary hold all material licenses, authorizations, charters, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and neither the Company or any Subsidiary has received notice of any proceeding relating to the revocation or modification of any of such licenses, authorizations, charters, certificates or permits. The Company and its Subsidiaries own or otherwise possess rights to the patents, patent rights, licenses, inventions, copyrights, trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its Subsidiaries has infringed or received any notice of infringements of or conflict with asserted rights of others with respect to any of the foregoing.

          (xv) Grant Thornton, L.L.P, independent auditors, who have certified certain of the financial statements filed with the Commission and included as part of the Registration Statement and Prospectus, are independent public accountants within the meaning of the Act, the Rules and Regulation S-X of the Commission and Rule 101 of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (xvi) There are no agreements, contracts or other documents of a character required to be described in the Registration Statement, any Integrated Prospectus or the Prospectus or required by Form S-1 to be filed as exhibits to the Registration Statement or incorporated by reference in the Registration Statement which are not described, filed or incorporated as required.

          (xvii) No labor dispute exists or is imminent with the Company's or any Subsidiary's employees which could result in a Material Adverse Effect and the Company is not aware of any existing or imminent labor disturbance by the employee of any of its principal suppliers or distributors that might be expected to result in any Material Adverse Effect to the Company or its Subsidiaries. No collective bargaining agreement exists with any of the Company's employees and, to the Company's knowledge, no agreement is imminent.



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          (xviii) Except as contemplated by Section 2 hereof and as disclosed in any Integrated Prospectus or in the Prospectus and permitted by the Rules, the Company has not (itself or through any person) taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to, cause or result in a violation of Section 5 of the Act or Rule 10b-6 under the Exchange Act ("Rule 10b-6") or in stabilization or manipulation of the price of the Company's common stock.

          (xix) Without limiting the generality of any of the foregoing representations and warranties, none of the operations of the Company or its Subsidiaries is in violation of any environmental law, regulation or any permit; and neither the Company nor any of its Subsidiaries is under investigation or under review by any governmental agency with respect to compliance therewith or with respect to the generation, use, treatment, storage or release of hazardous material. Neither the Company nor any of its Subsidiaries have any liability or contingent or potential liability in connection with the past generation, use, treatment, storage, disposal or release of any hazardous material. There is no hazardous material that may reasonably be expected to pose any material risk to safety, health, or the environment, on, under or about any property owned, leased or operated by the Company or any of its Subsidiaries or any property adjacent to any such property, and there has heretofore been no release of any hazardous material on, under or about such property, or any such adjacent property. None of the present or past property of the Company or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or on the Comprehensive Environmental Response Compensation Liability Information System List ("CERCLIS") or any similar state list of sites requiring remedial action. Neither the Company nor any of its Subsidiaries is subject to any Environmental Property Transfer Act, or to the extent that any such statute is applicable to any property, the Company and its Subsidiaries have fully complied with their obligations under such statute(s), and neither has any outstanding obligations or liabilities under any Environmental Property Transfer Act.

          (xx) The Company and its Subsidiaries maintain insurance of the types and in the amounts generally deemed adequate for their businesses, including, but not limited to, insurance covering liability and real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          (xxi) Neither the Company nor any Subsidiary has at any time during the last five years (a) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (b) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.




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         (xxii) Each officer and director of the Company and each Stockholder of the Company has agreed that such person will not, for a period of _______ days after the effective date of the Registration Statement, offer to sell, contract to sell, sell short, or otherwise sell or dispose of any shares of common stock of the Company, or any securities convertible into or exchangeable for shares of the common stock owned directly by such person or with respect to which such person has the power of disposition otherwise than hereunder or with the prior written consent of Stephens
     Inc., in accordance with a lock-up agreement to be executed by such person, a form of which is attached hereto as Exhibit "A" and included herein (the "Lock-Up Agreement").

     (b) Any certificate signed by any officer of the Company or by any Stockholder, as the case may be, and delivered to you or counsel for the Underwriters shall be deemed a representation and warranty by the Company or such Stockholder to the Underwriters as to the matters covered thereby.

     (c) Each Stockholder represents and warrants to, and agrees with each Underwriter as follows:

          (i) As of the Effective Date, the Stockholder shall be the lawful owner of the number of Shares to be sold by him, and has or at such time or times, as required, will have good and marketable title to all such Shares, free of all restrictions on transfer (other than those imposed by the Act, the Company's Certificate of Incorporation and Bylaws and the securities or Blue Sky laws of certain jurisdictions) liens, encumbrances, security interests and claims whatsoever;

          (ii) The Stockholder has full legal right, power and authority, and any approvals required by law and any agreement or instrument to which the Stockholder is a party, to enter into this Agreement, and this Agreement has been fully executed and delivered by the Stockholder;

          (iii) Upon delivery of payment for the Shares to be sold by the Stockholder pursuant to this Agreement, good and marketable title to such Shares will pass, free of all restrictions on transfer (other than those imposed by the Act, the Company's Certificate of Incorporation and the securities or Blue Sky laws of certain jurisdictions) liens, encumbrances, security interests and claims whatsoever, to each Underwriter;

          (iv) The Stockholder has duly authorized (if applicable), executed and delivered a power of attorney, a form of which is attached hereto as Exhibit "B" and included herein (the "Power of Attorney"), appointing ________________________ and ____________________ as attorneys-in-fact
     (collectively the "Attorneys" and individually the "Attorney"), and a custody agreement, a form of which is attached hereto as Exhibit "C" and included herein (the "Custody Agreement"), with _______________ as custodian (the "Custodian"). Each of the Power of Attorney and the Custody



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


     Agreement constitutes a valid and binding agreement of such Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the Stockholder's Attorney, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 6(l) hereof, on behalf of such Stockholder to determine the purchase price to be paid by the several Underwriters to such Stockholder as provided in Section 2 hereof, to authorize the delivery of the Stockholder Shares under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Stockholder in connection with this Agreement;

          (v) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Stockholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Stockholder of this Agreement and the sale and delivery of the Stockholder Shares under this Agreement (other than, at the time of the execution hereof (if the Registration Statement has not yet been declared effective by the Commission), the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state or other securities or Blue Sky Laws) have been obtained and are in full force and effect; such Stockholder, if other than a natural person, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Stockholder has full right, power and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Stockholder under this Agreement.

          (vi) Such Stockholder will not for a period of _____ days after the effective dated of the Registration Statement, offer to sell, contract to sell or otherwise sell or dispose of any shares of common stock, any options or warrants to purchase any shares of common stock, or any securities convertible into or exchangeable for shares of common stock, owned directly by such Stockholder or with respect to which such Stockholder has the power of disposition, otherwise than hereunder or with the prior written consent of Stephens Inc. Such Stockholder agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of common stock held by such Stockholder except in compliance with the foregoing restrictions.

          (vii) Certificates in negotiable form for all Shares to be sold by such Stockholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Stockholder, have been place in custody with the Custodian for the purpose of effecting delivery hereunder;



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



          (viii) This Agreement has been duly authorized by such Stockholder that is not a natural person and has been duly executed and delivered by or on behalf of such Stockholder and is a valid and binding agreement of such Stockholder, enforceable in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and the performance of this Agreement and the Commission of the transactions herein contemplated will not result in a breach of or default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Stockholder is a party or by which such Stockholder or any Stockholder Shares hereunder may be bound or, to the best of such Stockholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body or, if such Stockholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Stockholder;

          (ix) The Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares;

          (x) All information furnished by or on behalf of such Stockholder relating to such Stockholder and the Stockholder Shares that is contained in the representations and warranties of such Stockholder in such Stockholder's Power of Attorney or set forth in the Registration Statement and any Preliminary Prospectus, Integrated Prospectus, or the Prospectus and any amendments or supplements thereto is, and on the Closing Date and on any later date on which Option Shares are to be purchased as the case may be, will be, true, correct and complete, and does not, and on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading;

          (xi) The Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, and will advise one of its Attorneys prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, if any statement to be made on behalf of such Stockholder in the certificate contemplated by Section 6(l) would be inaccurate if made as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be;

          (xii) The Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Stockholder to the Underwriters pursuant to this Agreement; and such Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and any Preliminary Prospectus, Integrated Prospectus, or the Prospectus and any amendments or supplements thereto;

          (xiii) The Stockholder is not aware that any representations and warranties of the Company set forth in Section 2 above is untrue or inaccurate;

          (xiv) The Stockholder has not taken, nor will he take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares owned by him pursuant to the distribution contemplated by this Agreement;

          (xv) The Stockholder will pay or cause to be paid all transfer taxes, if any, with respect to the Shares to be sold by him;

     2. PURCHASE, SALE AND DELIVERY OF THE UNDERWRITTEN SHARES. On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, the Company and the Stockholders agree to sell each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase, at a price of $____ per share, the number of the Underwritten Shares set forth on Schedule I attached hereto, subject to adjustment in accordance with Section 10 hereof.

     Payment for the Underwritten Shares shall be made by certified or bank cashier's checks in clearing house funds (which will be next day funds) or, upon mutual agreement of the parties, by wire transfer of U.S. Funds to a designated account of the Company and the Stockholders, drawn to the order of the Company as applicable, against delivery of certificates for the Shares to the Representatives for the accounts of the several Underwriters. Delivery of certificates shall be to the Representatives c/o Stephens Inc. ("Stephens"), 111 Center Street, Little Rock, Arkansas 72201, or at such other address as Stephens may designate in writing. Payment will be made at the offices of Stephens, or at such other place as shall be agreed upon by Stephens and the Company, at approximately 9:00 a.m., central time, on _______________, 1996, such time and date being herein referred to as the "Closing Date." The certificates for the Underwritten Shares will be delivered in such denominations and in such registrations as Stephens requests in writing and will be made available for inspection at such locations as Stephens may reasonably request at least one full business day prior to the Closing Date.

     The certificates in negotiable form for the Stockholders Shares have been placed in custody (for delivery under this Agreement) under the Custody Agreement. Each Stockholder agrees that the certificates for the Stockholder Shares of such Stockholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by such Stockholder for such custody, including the Power of Attorney, is to that extent irrevocable and that he obligations of such Stockholder hereunder shall not be terminated by the ct of such Stockholder or by operation of law, whether by the death or incapacity of such Stockholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If any Stockholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Stockholder Shares hereunder, the Stockholder Shares to be sold by such Stockholder shall, except as specifically provided herein or in the Custody Agreement, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or event.

     In addition, on the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants the Option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The Option may be exercised in whole or in part (from time to time), at any time upon written notice (or oral notice, subsequently confirmed in writing) given not more than thirty (30) days following the date of this Agreement, by Stephens, on behalf of the Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the Option and the names and denominations in which the Option Shares are to be registered. Closing on the purchase of the Option Shares (the "Option Closing Date"), if any, shall occur no later than three (3) business days following the date upon which notice of exercise of the Option is given to the Company, and shall take place at the offices of Stephens, or at such other place as shall be agreed upon by Stephens and the Company. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of shares of the common stock being purchased by such Underwriter bears to 2,300,000 shares, adjusted by you in such manner as to avoid fractional shares. The Option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Stephens, on behalf of the Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice (or oral notice, subsequently confirmed in writing) of such cancellation to the Company. To the extent, if any, that the Option is exercised, payment for the Option Shares shall be made at such closing by certified or bank cashier's checks in clearing house funds (which will be next day funds) or, upon mutual agreement of the parties, by wire transfer of U.S. Funds to a designated account of the Company, drawn to the order of the Company. Certificates for the Option Shares shall be delivered in the same manner and upon the same terms as the Underwritten Shares.

     3. OFFERING BY THE UNDERWRITERS. It is understood that the Public Offering of the Underwritten Shares is to be made as soon as the Representatives deem it advisable to do so after the Registration Statement has become effective. The Underwritten Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares, in accordance with an Agreement Among Underwriters which has been entered into by you and the several other Underwriters.

     4. COVENANTS OF THE COMPANY. The Company covenants and agrees with each of the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective and will not, either before or after effectiveness, file any amendment thereto or supplement (including any Term Sheet) to the Prospectus or any Integrated Prospectus (including a prospectus filed pursuant to Rule 424(b) which differs from the Prospectus on file at the time the Registration Statement becomes effective) or file any documents under the Exchange Act before the earlier to occur of (A) the 35th day following the Effective Date or (B) the closing date of the Underwriters' purchase of the Option Shares if such document would be deemed to be incorporated by reference into the Registration Statement, the Preliminary Prospectus, any Integrated Prospectus or the Prospectus of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Act or Rules.

          (b) The Company will advise the Representatives promptly of any request of the Commission or other securities regulatory agency ("Other Securities Regulator") for amendment of the Registration Statement or for supplement (including any Term Sheet) to the Prospectus or any Integrated Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or any Integrated Prospectus or of the institution of any proceedings for that purpose, or comparable action taken or initiated by any Other Securities Regulator, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or any Integrated Prospectus and to obtain as soon as possible the lifting thereof, if issued.

          (c) The Company will use its best efforts with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (including foreign jurisdictions) as the Representatives may reasonably designate, and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose; provided however, the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

          (d) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus, Integrated Prospectus or the Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, on the Trade Date and thereafter from time to time during the period when delivery of a Prospectus is required under the Act as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, three (3) manually signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement, the Preliminary Prospectus, any Integrated Prospectus or the Prospectus) and will deliver to the Representatives such number of copies of the Registration Statement, but without exhibits, and of all amendments thereto, as the Representatives may reasonably request.

          (e) During the time during which a Prospectus or any Integrated Prospectus relating to the Shares is required by law to be delivered, the Company shall comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus or any Integrated Prospectus. If, during the period in which a Prospectus or any Integrated Prospectus is required by law to be delivered, any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus or any Integrated Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus or any Integrated Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with any law or to file under the Exchange Act any document which would be deemed to be incorporated by reference in the Prospectus or in any Integrated Prospectus in order to comply with the Act or the Exchange Act, the Company promptly will notify the Representatives and, subject to the Representatives' prior review, prepare and file with the Commission and any appropriate Other Securities Regulator an appropriate amendment or supplement to the Prospectus or any Integrated Prospectus (at the expense of the Company) so that the Prospectus or any Integrated Prospectus as so amended or supplemented will not, in light of the circumstances when it is so delivered, be misleading, or so that the Prospectus or any Integrated Prospectus will comply with the law.

          (f) The Company will make generally available to its security holders in the manner contemplated by Rule 158(b) under the Act, as soon as it is practicable to do so, but in any event not later than the forty-fifth day after the fiscal quarter first occurring one year after the Effective Date, an earnings statement in reasonable detail, covering a period of at least twelve consecutive months beginning after the Effective Date, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and will advise you in writing when such statement has been so made available.

          (g) For so long as the Company is subject to the reporting requirements of the Exchange Act, the Company will furnish to its stockholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will furnish to the Representatives (a) concurrently with furnishing of such reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer; (b) concurrently with furnishing to its stockholders, a balance sheet of the Company as at the end of such fiscal year, together with statements of earnings, stockholders' equity and cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent public accountants; (c) as soon as they are available, copies of all reports (financial or other) mailed to stockholders; (d) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange; (e) every press release and every material news item or article in respect of the Company or its affairs which was released or prepared by the Company; and (f) any additional information of a public nature concerning the Company or its business which you may reasonably request. During such period, if the Company shall have active subsidiaries the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary (as defined by the Act) which is not so consolidated.

          (h) As soon as the Company is advised thereof, it will advise the Representatives, and confirm in writing, that the Registration Statement and any amendments shall have become effective.

          (i) The Company will use the net proceeds from the sale of the Shares in the manner set forth in the Prospectus or in any Integrated Prospectus under the caption "Use of Proceeds."

          (j) Other than as permitted by the Act and the Rules, the Company will not distribute any prospectus or offering materials in connection with the offering and sale of the Shares and prior to the Closing Date or the Option Closing Date will not issue any press releases or other communications directly or indirectly and will hold no press conferences with respect to the Company, the financial condition, results of operations, business, properties, assets or liabilities of the Company, or the offering of the Shares, without your prior written consent.

          (k) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for its common stock and will, use its best efforts to maintain the quotation of the Shares on The Nasdaq National Market.

          (l) Except as contemplated hereby or by the Prospectus, neither the Company, its executive officers and directors nor the Stockholders will, for a period of [two hundred seventy (270) days] after the Effective Date of the Registration Statement, offer to sell, contract to sell, sell or otherwise dispose of any shares of the Company's common stock or securities convertible into shares of the Company's common stock without your prior written consent. The Company covenants to obtain the foregoing commitment from each of the aforementioned persons.

          (m) If at any time during the 90-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Underwriters' opinion the market price of the common stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Underwriters advising the Company to the effect set forth above, forthwith prepare, consult with Stephens Inc. concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Underwriters, responding to or commenting on such rumor, publication or event.

     The foregoing covenants and agreements shall apply to any successor of the Company, including without limitation, any entity into which the Company might convert or merge.

     5. COSTS AND EXPENSES. Whether or not the Registration Statement becomes effective, the Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to Underwriters copies of the Registration Statement, Preliminary Prospectus, any Integrated Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaire and Power of Attorney, and the Blue Sky Survey and any supplements thereto; the filing fees of the Commission; the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares; the cost of printing certificates representing the Shares; the cost and charges of any transfer agent or registrar; and the expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws and the laws of any foreign jurisdiction. Any transfer taxes imposed on the sale of the Shares to the Underwriters will be paid by the Company or the Stockholders as the case may be. The Company shall not, however, be required to pay for any of Underwriters' expenses (other than those related to qualification under State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms is due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for all costs and expenses, including attorney fees and out-of-pocket expenses, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein, are subject to the accuracy, as of the Closing Date and as of the Option Closing Date, of the representations and warranties and agreements of the Company and the Stockholders contained herein, to the performance by the Company and the Stockholders of their obligations hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 11:00 a.m., central daylight time, on the date of this Agreement, unless a later time and date is agreed to by the Representatives, and no stop order or other order suspending the effectiveness thereof or the qualification of the Shares under the State securities or Blue Sky laws of any jurisdiction shall have been issued and no proceeding for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission or any Other Securities Regulator. If the Company has elected to rely upon Rule 430A of the Rules, the price of the Shares and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Act within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A under the Act. All requests for additional information on the part of the Commission or any other government or regulatory authority with jurisdiction (to be included in the Registration Statement, any Integrated Prospectus or Prospectus or otherwise) shall be complied with to the satisfaction of the Commission or such authorities.

     (b) The Representatives shall have received on the Closing Date and on the Option Closing Date the opinion of Epstein, Becker & Green, P.C., counsel for the Company and the Stockholders, dated the Closing Date and the Option Closing Date, as the case may be, addressed to the Underwriters in form and substance satisfactory to Giroir & Gregory, Professional Association, counsel to the Underwriters, to the effect that:

                (i) The Company and its Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of the State of their organization with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement, any Integrated Prospectus and Prospectus; the Company and its subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their businesses or the ownership or lease of the properties requires such qualification; and all of the outstanding shares of capital stock of the Company have been validly authorized and issued, are fully paid and non-assessable, and except as set forth in the Prospectus, any Integrated Prospectus, and the Registration Statement and except for directors' qualifying shares, if any, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock are outstanding. Except as set forth on Schedule ____ attached hereto the Company has no corporate subsidiaries.

                (ii) The Company has authorized or outstanding the capital stock set forth under the caption "Use of Proceeds," "Capitalization" and "Description of Capital Stock" in the Registration Statement, any Integrated Prospectus and Prospectus; the outstanding shares of its capital stock have been duly and validly authorized and issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Prospectus and any Integrated Prospectus; the certificates for the Shares are in due and proper form, the Underwritten Shares, and the Option Shares, if any, to be sold pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; there are no preemptive or other restrictive rights to subscribe for or to purchase or any restriction upon the voting or transfer of any shares of any class of the Company's capital stock pursuant to the Company's Certificate of Incorporation, Bylaws, other governing documents or any agreement or other instrument to which the Company is a party or by which it is bound; neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any class of the Company's capital stock.

                (iii) The Registration Statement has become effective under the Act and to the knowledge of such counsel no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act and any and all filings required by Rule 424 and Rule 430A of the Rules have been made.

                (iv) The Registration Statement, all Preliminary Prospectuses, any Integrated Prospectus, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Act and the Rules except that such counsel need express no opinion as to the financial statements, schedules and other financial or statistical information included therein.

                (v) The conditions for use of Form S-1 have been satisfied in full.

                (vi) The information required to be set forth in the Registration Statement in answer to Form S-1 is accurately and adequately set forth therein in all respects and the description of the Company's stock option plans and agreements and the options granted and which may be granted thereunder, as set forth in the Prospectus and any Integrated Prospectus, accurately and fairly presents the information required to be shown with respect to said plans, agreements and options by the Act and the Rules.

                (vii) The statements under the captions "Certain Transactions," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus or any Integrated Prospectus that constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly represent the material information required with respect to such documents and matters.

                (viii) Except as set forth in the Registration Statement, any Integrated Prospectus, and the Prospectus, no holders of common stock or other securities of the Company have registration rights with respect to such securities, and except as set forth in the Registration Statement and the Preliminary Prospectus, any Integrated Prospectus, and the Prospectus, all holders of securities of the Company having rights to registration of such shares of common stock, or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included securities in the Registration Statement pursuant to the exercise of such rights.

                (ix) All descriptions, in the Preliminary Prospectus, any Integrated Prospectus, and the Prospectus, of statutes, regulations, legal or governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and, after due inquiry, such counsel does not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed.

                (x) There are no legal, regulatory or administrative proceedings pending or threatened against the Company or any of its Subsidiaries which are material to the earnings, business, affairs, properties, business prospects or operations of the Company or any Subsidiaries, except as set forth in the Prospectus or any Integrated Prospectus.

                (xi) Neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the Certificate of Incorporation, By-laws or other governing documents of the Company or any of its Subsidiaries, or any agreement, indenture or other instrument known to such counsel, to which the Company or any of its Subsidiaries is a party or by which it is bound, or to which their properties are subject, nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or their properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its Subsidiaries.

                (xii) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity which may be limited by Federal or state securities laws and except as to all applicable bankruptcy, insolvency, moratorium, receivership and other laws relating to or affecting the rights of creditors generally and subject to the discretion of a court of equity in administering any such rights or remedies.

                (xiii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                  (xiv) The Company and its Subsidiaries hold all material licenses, authorizations, charters, certificates and permits from governmental authorities that are necessary for the conduct of their businesses and the Company and its Subsidiaries have not received notice of any proceeding relating to the revocation or modification of any of such licenses, authorizations, charters or permits. The Company and its Subsidiaries have good and marketable title to all property owned by them, free and clear of all liens, encumbrances, restrictions and defects except such as are described in the Registration Statement or do not interfere with the use made and proposed to be made of such property; and any property held under lease by the Company and its Subsidiaries is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries, and to the knowledge of such counsel, after due inquiry, the Company and its Subsidiaries have not received any notice of any material claim of any sort which has been, or may be, asserted by anyone adverse to the Company's or any of its Subsidiaries' rights as lessee or sublessee under any lease or sublease described above, or affecting or questioning the Company's or any of its Subsidiaries' rights to the continued possession of the leased or subleased premises under any such lease or sublease in conflict with the terms thereof. The Company and its Subsidiaries own or otherwise possess rights to the patents, patent rights, licenses, inventions, copyrights, trademarks, service marks and trade names presently employed by it in connection with the business now operated by them, and neither the Company nor its Subsidiaries have infringed or received any notice of infringements of or conflict with asserted rights of others with respect to any of the foregoing.

                (xv) To the knowledge of such counsel after due inquiry: (a) none of the operations of the Company or any of its Subsidiaries is in violation of any environmental law, regulation or any permit, and the Company or any of its Subsidiaries is not under investigation or under review by any governmental agency with respect to compliance therewith or with respect to the generation, use, treatment, storage or release of hazardous material; (b) neither the Company nor any of its Subsidiaries has liability or contingent or potential liability in connection with the past generation, use, treatment, storage, disposal or release of any hazardous material; (c) there is no hazardous material that may reasonably be expected to pose any material risk to safety, health, or the environment, on, under or about any property owned, leased or operated by the Company or any of its Subsidiaries or any property adjacent to any such property, and there has heretofore been no release of any hazardous material on, under or about such property, or any such adjacent property; (d) none of the present or past property of the Company and its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA or on the CERCLIS or any similar state list of sites requiring remedial action; and (e) neither the Company nor any of its

           Subsidiaries is subject to any Environmental Property Transfer Act, or to the extent that any such statute is applicable to any Company or its Subsidiaries property, the Company and its Subsidiaries have fully complied with its obligations under such statute(s), and neither the Company nor any of its Subsidiaries has outstanding obligations or liabilities under any Environmental Property Transfer Act.

                (xvi) Each Stockholder which is not a natural person has full right, power and authority to enter into and to perform has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of each Stockholder that is not a natural person has been duly authorized by such Stockholder; the Power of Attorney and the Custody Agreement of each Stockholder has been duly executed and delivered by or on behalf of such Stockholder; and the Power of Attorney and the Custody Agreement of each Stockholder constitutes the valid and binding agreement of such Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                (xvii) Each Stockholders has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Stockholder hereunder.

                (xviii) This Agreement has been duly authorized by each Stockholder that is not a natural person and has been duly executed and delivered by or on behalf of each Stockholder and, assuming due authorization, execution and delivery by the Underwriters, is a valid and binding agreement of such Stockholder, enforceable in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                (xix) Upon the delivery and payment for the Shares as contemplated in this Agreement, each of the Underwriters will receive valid title to the Shares purchased by it from such Stockholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any defect in the title of any of such Stockholders Shares being purchased from such Stockholders.

In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement or any amendment thereto at the time the Registration Statement or amendment became effective or the Preliminary Prospectus, any Integrated Prospectus or the Prospectus or any amendment or supplement thereto as of their respective dates contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial or statistical information included therein).

        Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and contain only those qualifications as Giroir & Gregory, Professional Association, counsel to the Underwriters, may reasonably request or allow.

        (c) The Representatives shall have received from Giroir & Gregory, Professional Association, counsel to the Underwriters, an opinion dated the Closing Date, substantially to the effects specified in subparagraph (iii) and
(iv) of paragraph (b) of this Section 6, and that the Company is a validly organized and existing corporation under the laws of the State of Delaware. In rendering such opinion, Giroir & Gregory, Professional Association, may rely as to all matters governed other than by Federal law on the opinions of counsel referred to in paragraphs (b) and (c) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement or any amendment thereto at the time the Registration Statement or amendment became effective or the Preliminary Prospectus, any Integrated Prospectus, or the Prospectus or any amendment or supplement thereto as of their respective dates contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial or statistical information included therein).

        (d) The Representatives shall have received at or prior to the Closing Date from Giroir & Gregory, Professional Association, a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification or exemption therefrom for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated.

        (e) The Representatives shall have received on the Closing Date and on the Option Closing Date, as the case may be, signed letters from Grant Thornton, LLP, addressed to the Underwriters dated as of the Effective Date and again dated as of the Closing Date and as of the Option Closing Date, as the case may be, with respect to the financial statements and certain financial and statistical information contained in the

Registration Statement, any Integrated Prospectus and the Prospectus. All such letters shall be in form and substance satisfactory to the Representatives and Giroir & Gregory, Professional Association, counsel to the Underwriters.

        (f) The Representatives shall have received a signed letter from Grant Thornton, LLP, independent auditors, stating that their review of the Company's system of internal accounting controls to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements, any Integrated Prospectus did not disclose any weakness in internal controls that they considered to be a material weakness.

        (g) The Representatives shall have received on the Closing Date and on the Option Closing Date, as the case may be, a certificate or certificates of the President & Chief Executive Officer and Executive Vice President, Finance, of the Company to the effect that, as of the Closing Date and on the Option Closing Date, as the case may be, each of them severally represents as follows:

                (i) (A) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date and on the Option Closing Date, as the case may be, and (B) the Company has complied with all of its agreements and covenants and has satisfied all of the conditions on its part to be performed or satisfied at or prior to the Closing Date and at or prior to the Option Closing Date, as the case may be.

                (ii) (A) The Registration Statement has become effective under the Act; (B) no stop order suspending the effectiveness of the Registration Statement or the use or effectiveness of the Prospectus and any Integrated Prospectus has been issued; (C) no proceedings for such purpose have been taken or, to his knowledge, are contemplated by the Commission or any Other Securities Regulator; and (D) all requests for additional information on the part of the Commission or any Other Securities Regulator have been complied with.

                (iii) No litigation has been instituted or threatened against the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement which is not so disclosed; and there is no material contract required to be filed as an exhibit to the Registration Statement which is not so filed.

                (iv) They have carefully examined the Registration Statement, any Integrated Prospectus and the Prospectus and, in their opinion, since the Effective Date, (A) the statements contained in the Registration Statement, any Integrated Prospectus and the Prospectus remain true and correct, (B) such Registration Statement, any Integrated Prospectus and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (C) since the Effective Date, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

        (h) At or prior to the Closing Date, the Board of Directors of the Company shall have adopted a resolution to the effect that any services to be provided to the Company by any of its affiliates or any other arrangements or agreements between the Company and such affiliates shall be subject to the approval of a majority of the Company's outside and disinterested directors and shall be on terms no less favorable to the Company than could be obtained from unaffiliated third parties for comparable services.

        (i) The Company and the Stockholders shall have furnished to the Representatives such additional information and further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives may reasonably have requested.

        (j) Since the respective dates as of which information is given in the Prospectus, there shall not have been any Material Adverse Change.

        (k) The Shares shall have been approved for trading on The Nasdaq National Market.

        (l) The Representatives shall have received from Stockholders a certificate or certificates, dated as of the Closing Date, to the effect that as of such date, each of them severally represent as follows:

                (i) The representations and warranties of the Stockholders in this Agreement are true and correct as of the Closing Date;

                (ii) The Stockholders have in all material respects complied with all the agreements and have satisfied all of the conditions on their part to be performed or satisfied at or prior to the Closing Date; and

                (iii) The Stockholders have carefully examined the Registration Statement, any Integrated Prospectus and the Prospectus, and as of the date of the Prospectus and as of the Closing, neither the Registration Statement, any Integrated Prospectus nor the Prospectus, nor any amendment or supplement thereto include an untrue statement of a material fact required to be stated therein or necessary in order to make the statement therein not misleading and, since the date of the Prospectus or any Integrated Prospectus, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement, any Integrated Prospectus or Prospectus, which has not been set forth, and since the respective date as of which such information is given in the Registration Statement, any Integrated Prospectus and Prospectus there has not been any Material Adverse Change.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and Giroir & Gregory, Professional Association, counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by confirmed telefax at or prior to the Closing Date. In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company and the Stockholders to sell and deliver the Shares are subject to the conditions that (a) at or before 11:00 a.m., central daylight time, on the date of this Agreement, or such later time and date as the Company and the Representatives may from time to time consent to in writing or by confirmed telefax, the Registration Statement shall have become effective, and (b) at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened. If either of the Conditions hereinabove provided for in this
Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Company or the Stockholders by notifying the Representatives of such termination in writing or by confirmed telefax at or prior to the Closing Date.

     8. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, the Rules and the Exchange Act from and against any and all losses, claims, damages, liabilities, joint or several, and all expenses (including costs of investigation and legal expenses) to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement, or covenant of the Company, or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Integrated Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each Underwriter and each such controlling person for legal and other expenses incurred in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding;

provided, however, that the Company will not be liable in any such case to the [Bextent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Integrated Prospectus, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) The Stockholder severally and not jointly agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, the Rules and the Exchange Act from and against any and all losses, claims, damages, liabilities, joint or several, and all expenses (including costs of investigation and legal expenses) to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement, or covenant of the Stockholder, or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Integrated Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Stockholder will reimburse each Underwriter and each such controlling person for legal and other expenses incurred in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement, or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Integrated Prospectus, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Stockholder may otherwise have.

     Notwithstanding anything herein to the contrary, any amounts payable by the Stockholders pursuant to the indemnification and contribution provisions set forth in this Section 8 shall be limited to an amount not exceeding net proceeds received by such Stockholder from the sale of Shares hereunder.

     (c) Each Underwriter severally, but not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and any Integrated Prospectus, the Stockholders, and each person, if any, who controls the Company, within the meaning of the Act, the Rules and the Exchange Act, from and against any losses, claims, damages, liabilities or expenses to which the Company, the Stockholders or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Integrated Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company, the Stockholders or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in such case only to the extent that such untrue statement, or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Integrated Prospectus, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives expressly for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8, except to the extent that the indemnifying party is substantially prejudiced by the omission of such notification. In case any such action or proceeding is brought against any party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party has failed to assume the defense and employ counsel, or
(iii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the indemnifying party, as the case may be, and such Indemnified Party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that (A) the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Party, which firm shall be designated in writing by the Indemnified Party, and that (B) all such fees and expenses shall be reimbursed as they are incurred. Subject to the foregoing provisions of this Section 8(d), the indemnifying party shall not be liable for the costs and expenses of any settlement of any action without the consent of the indemnifying party.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 8 is for any reason held to be unavailable to an indemnified party under subsection
(a) or (b) above in respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the parties in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to the underwriting discounts and commissions received by the Underwriters. The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by each party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any such action or claim.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute shall be several in proportion to their respective underwriting obligations and not joint.

     (f) In any proceeding relating to the Registration Statement, any Integrated Prospectus, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company, the Stockholders and the officers of the Company herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriters or any controlling person, or by or on behalf of the Company or any of its officers, directors or controlling persons, and shall survive delivery of the Underwritten Shares and, if appropriate, the Option Shares to the Representatives or termination of this Agreement.

     10. DEFAULT BY UNDERWRITERS. If any Underwriter shall fail to purchase and pay for the Shares which such Underwriter has agreed to purchase and pay for hereunder (otherwise than by reason of any default on the part of the Company or the Stockholders), you, as the Representatives of the Underwriters, shall use your best efforts to procure within twenty-four hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Stockholders such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such twenty-four hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Shares which the Underwriters are obligated to purchase hereby, the other Underwriters shall be obligated, severally, in proportion to the respective number of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of Shares with respect to which such default shall occur exceeds 10% of the Company's common stock covered hereby, the Company or you, as the Representatives of the Underwriters will have the right, by written notice given within the next twenty-four hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters, the Company or the Stockholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 10, the time of closing may be postponed for such period, not to exceed seven days, as you, as the Representatives, may determine in order that the required changes in the Registration Statement, any Integrated Prospectus, the Prospectus or in any other documents or arrangements may be effected. The term "Underwriters" includes any person substituted for a defaulting Underwriter. Any action taken under Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     11. NOTICES. All communications hereunder shall be in writing and, except as otherwise provided in, will be mailed, delivered or telefaxed and confirmed as follows: if to the Underwriters, c/o the Representatives as follows: to Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attention:
Michael R. Smith, Sr., with a copy to H. Watt Gregory, III, Giroir & Gregory, Professional Association, 111 Center Street, Suite 1900, Little Rock, Arkansas 72201; if to the Company, to Esmor Correctional Services, Inc., 1819 Main Street, Suite 1000, Sarasota, Florida 34236, Attention: James F. Slattery, with a copy to Epstein, Becker & Green, P.C. 250 Park Avenue, New York, New York 10177 Attention: Sidney Todres.

     12. TERMINATION. This Agreement may be terminated by notice to the Company as follows:

          (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) twenty-four (24) hours following the time at which the Registration Statement becomes effective;

          (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, any Integrated Prospectus and the Prospectus, any Material Adverse Change which would, in your reasonable judgment, materially impair the investment quality of the Shares, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) suspension of trading or general trading halts in securities on the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market or the over-the-counter market or limitation on prices (other than limitations on hours or numbers of days or trading) for securities on either such Exchange, The Nasdaq National Market or the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or state authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

          (c) as provided in Sections 6 and 10 of this Agreement.

     13. INFORMATION FURNISHED BY UNDERWRITERS. The information set forth in the Prospectus: (a) in the last paragraph on the cover page, (b) on page ___ regarding stabilization, and (c) (i) in the table under the caption "Underwriting" on page ___, listing the Underwriters and the number of shares each has agreed to purchase, and (ii) in the ____ paragraph below said table on page ___, relating to the concession to dealers and the reallowance to certain other dealers under the caption "Underwriting" in the Prospectus, constitute the written information furnished by or on behalf of any Underwriters referred to in paragraph (a) (v) of Section 1 hereof and in paragraphs (a) and (b) of
Section 8 hereof.

     14. SUCCESSORS. This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Stockholders and their respective successors, executors, administrators, heirs, and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

     15. MISCELLANEOUS. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants of the Company and the Stockholders in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Underwriters or controlling person or (c) delivery of any payment for the Shares under this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arkansas, without giving effect to the choice of law or conflict of law principles thereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                       Very truly yours,

                                       ESMOR CORRECTIONAL SERVICES, INC.



                                       By:
                                            -----------------------------
                                       Name:
                                       Title:

                                             [STOCKHOLDERS]



The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

STEPHENS INC.
J.C. BRADFORD & CO.

By:
    -----------------------------
     Stephens Inc. Senior Manager

Name:
     ----------------------------
Title:
      ---------------------------


As Representative of the several Underwriters named in Schedule I hereto

                                 SCHEDULE I



Name                                                  No. of Underwritten Shares
- ----                                                  --------------------------
Stephens Inc.
J.C. Bradford & Co.




Total                                                              -------------
- -----                                                                  2,450,000